Exhibit 1

Morgan Stanley Capital Citigroup Trust 2016-SNR
Commercial Mortgage Pass-Through Certificates, Series 2016-SNR

Report To:
Morgan Stanley & Co. LLC
Morgan Stanley Capital I Inc.
Morgan Stanley Mortgage Capital Holdings LLC
Morgan Stanley Bank, N.A.
Citigroup Global Markets Realty Corp.
Citigroup Global Markets Inc.
KeyBanc Capital Markets Inc.

18 November 2016

Ernst & Young LLP 5 Times Square New York, NY 10036	Tel: +1 212 773 3000 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Morgan Stanley & Co. LLC Morgan Stanley Capital I Inc. Morgan Stanley Mortgage Capital Holdings LLC Morgan Stanley Bank, N.A. 1585 Broadway New York, New York 10036	Citigroup Global Markets Realty Corp. Citigroup Global Markets Inc. 390 Greenwich Street New York, New York 10013

KeyBanc Capital Markets Inc. 11501 Outlook, Suite 300 Overland Park, Kansas 66211

Re: Morgan Stanley Capital Citigroup Trust 2016-SNR Commercial Mortgage Pass-Through Certificates, Series 2016-SNR (the “Certificates”)

We have performed the procedures enumerated in Attachment A, which were agreed to by the addressees of this report (the “Specified Parties”), solely to assist Morgan Stanley Capital I Inc. (the “Depositor”) in evaluating the accuracy of certain information with respect to the Mortgage Loan (as defined in Attachment A) that will secure the Certificates.  This agreed‑upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  The sufficiency of the procedures is solely the responsibility of the Specified Parties.  Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

We refer to our report dated 10 November 2016 (the “Loan File to Data File Comparison AUP Report”), which describes the agreed-upon procedures we performed relating to the comparison or recalculation of certain information relating to the Mortgage Loan.

The procedures performed subsequent to the procedures described in the Loan File to Data File Comparison AUP Report and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Depositor provided us with the information described in the Loan File to Data File Comparison AUP Report and with:
a.
An electronic data file (the “Updated Final Data File”) that the Depositor indicated contains information on the Mezzanine Loans, Mortgaged Properties, Total Debt associated with the Mortgage Loan and Total Debt associated with each Mortgaged Property (all as defined in Attachment A) and Mortgage Loan as of the Reference Date (as defined in the Loan File to Data File Comparison AUP Report),

b.	An updated allocated loan amount schedule Source Document (as defined in the Loan File to Data File Comparison AUP Report),
c.	A draft first amendment to the loan agreement and omnibus amendment to other loan documents expected to be dated 30 November 2016 (the “Draft First Amendment”),
d.
A list of characteristics on the Updated Final Data File (the “Impacted Compared Characteristics”), which are listed on Exhibit 1 to Attachment A, that the Depositor instructed us to compare to information contained on the updated allocated loan amount schedule, Draft First Amendment or loan agreement, as applicable,

e.
A list of characteristics on the Updated Final Data File (the “Impacted Recalculated Characteristics”), which are listed on Exhibit 2 to Attachment A, that the Depositor instructed us to recalculate using information on the Updated Final Data File (as described in Attachment A),

f.
A list of characteristics on the Updated Final Data File (the “Impacted Provided Characteristics”), which are listed on Exhibit 3 to Attachment A, on which the Depositor instructed us to perform no procedures and

g.	Instructions, assumptions and methodologies, which are described in Attachment A.

The Source Documents that are described in the Loan File to Data File Comparison AUP Report, together with the updated allocated loan amount schedule Source Document and Draft First Amendment, are hereinafter referred to as the “Updated Source Documents.”

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A.  The Depositor is responsible for the Updated Final Data File, Updated Source Documents, Impacted Compared Characteristics, Impacted Recalculated Characteristics, Impacted Provided Characteristics, information provided to us as described in the Loan File to Data File Comparison AUP Report and the determination of the instructions, assumptions and methodologies that are described herein.  We were not requested to perform and we have not performed any procedures other than those listed in Attachment A with respect to the preparation or verification of any of the information set forth on the Updated Final Data File.  We were not requested to perform and we have not performed any procedures other than those listed in the Loan File to Data File Comparison AUP Report with respect to the preparation or verification of any of the information set forth on the Final Data File (as defined in the Loan File to Data File Comparison AUP Report).  We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Updated Source Documents, Impacted Provided Characteristics or any other information provided to us by the Depositor upon which we relied in forming our findings.  Accordingly, we make no representation and express no opinion as to: (a) the existence of the Mortgage Loan, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Depositor that are described in this report.  We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein.  Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:
a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Mortgage Loan conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Mortgage Loan,
iii.	Whether the originators of the Mortgage Loan complied with federal, state or local laws or regulations or
iv.
Any other factor or characteristic of the Mortgage Loan that would be material to the likelihood that the issuer of the Certificates will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties.  It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties, but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

18 November 2016

Attachment A Page 1 of 2

Background

For the purpose of the procedures described in this report, the Depositor indicated that:
a.	The Certificates will represent beneficial interests in Morgan Stanley Capital Citigroup Trust 2016-SNR (the “Issuing Entity”) that will be established by the Depositor,
b.
The assets of the Issuing Entity will consist primarily of two promissory notes issued by 64 separate limited liability companies and limited partnerships (collectively, the “Mortgage Borrowers”), evidencing a portion of a five-year componentized fixed-rate loan (the “Mortgage Loan”),

c.
The Mortgage Loan is secured primarily by, among other things, first lien mortgages on the Mortgage Borrowers’ fee simple interests in 64 skilled nursing facility properties located in 8 states (collectively, the “Mortgaged Properties”),

d.
The Mortgage Loan has a related fixed rate mezzanine A loan (the “Mezzanine A Loan”) and related floating rate mezzanine B loan (the “Mezzanine B Loan,” together with the Mezzanine A Loan, the “Mezzanine Loans”), which will not be assets of the Issuing Entity.

For the purpose of the procedures described in this report, the Mortgage Loan, together with the Mezzanine Loans, is hereinafter referred to as the “Total Debt associated with the Mortgage Loan” (or with respect to each Mortgaged Property, is hereinafter referred to as the “Total Debt associated with each Mortgaged Property”).

Procedures performed subsequent to the procedures described in the Loan File to Data File Comparison AUP Report and our associated findings

1.	Using information on the:
a.	Updated allocated loan amount schedule Updated Source Document and
b.	Draft First Amendment Updated Source Document
for the Mortgage Loan, Mezzanine Loans and Mortgaged Properties, as applicable, we compared the Impacted Compared Characteristics listed on Exhibit 1 to Attachment A, as shown on the Updated Final Data File, to the corresponding information in the applicable Updated Source Document indicated on Exhibit 1 to Attachment A, subject to the instructions, assumptions and qualifications stated in the note on Exhibit 1 to Attachment A, and found such information to be in agreement.

2.	Using:
a.	Information on the Updated Final Data File,
b.	The instructions, assumptions and methodologies described in Items 7. through 13. and Item 15. in the Loan File to Data File Comparison AUP Report, as applicable, for the Mortgage Loan, Mezzanine Loans, Mortgaged Properties, Total Debt associated with the Mortgage Loan and Total Debt associated with each Mortgaged Property, as applicable, we recalculated the Impacted Recalculated Characteristics listed on Exhibit 2 to Attachment A.  We compared this recalculated information to the corresponding information on the Updated Final Data File and found such information to be in agreement.

Attachment A Page 2 of 2

3.	Using information on the:
a.	Final Data File and
b.	Updated Final Data File,
we compared each:
i.	Compared Characteristic (as defined in the Loan File to Data File Comparison AUP Report) that is not an Impacted Compared Characteristic or Impacted Provided Characteristic,
ii.	Recalculated Characteristic (as defined in the Loan File to Data File Comparison AUP Report) that is not an Impacted Recalculated Characteristic and
iii.	Provided Characteristic (as defined in the Loan File to Data File Comparison AUP Report) that is not an Impacted Provided Characteristic, all as shown on the Final Data File, to the corresponding information on the Updated Final Data File and found such information to be in agreement.

Exhibit 1 to Attachment A

Impacted Compared Characteristics

Characteristic Name	Updated Source Document(s)

Trust Loan Original Balance	Updated Allocated Loan Amount Schedule
Mezzanine Loan Original Balance (see Note 1)	Updated Allocated Loan Amount Schedule
Defeasance Lockout Expiration Date (see Note 2)	Loan Agreement
Prepay Description (see Note 2)	Draft First Amendment and Loan Agreement
Partial Release Description	Draft First Amendment and Loan Agreement
Cash Management Springing Condition	Draft First Amendment and Cash Management Agreement

Notes:

1.
For the purpose of comparing the “Mezzanine Loan Original Balance” characteristic, the Depositor instructed us to use the sum of the original principal balances of the Mezzanine A Loan and Mezzanine B Loan (and for each Mortgaged Property, the sum of the allocated Mezzanine A Loan and Mezzanine B Loan original principal balances), as shown in the updated allocated loan amount schedule Updated Source Document.

2.	With respect to the Mortgage Loan, the loan agreement Updated Source Document contains the following language:

Conditions to Defeasance.  Provided no Event of Default has occurred and is continuing, at any time after the date which is the earlier of: (A) two (2) years after the “startup day,” within the meaning of Section 860G(a)(9) of the Code, of the final “real estate mortgage investment conduit,” established within the meaning of Section 860D of the Code, that holds any note that evidences all or any portion of the Loan or (B) three (3) years and six (6) months after the date hereof (such earlier date, the “Defeasance Lockout Expiration Date”)

For the purpose of comparing the:
a.	Defeasance Lockout Expiration Date and
b.	Prepayment Description
characteristics for the Mortgage Loan, the Depositor instructed us to assume that the “startup day” will be “15 December 2016.”

Exhibit 2 to Attachment A

Impacted Recalculated Characteristics

Related To	Characteristic Name

Mortgage Loan and Mortgaged Properties	Trust Loan Cut-off Date Balance
Mortgage Loan	Trust Loan Balloon Balance
Mezzanine Loans and Mortgaged Properties	Mezzanine Loan Cut-off Date Balance
Mezzanine Loans	Mezzanine Loan Balloon Balance
Total Debt associated with the Mortgage Loan and Total Debt associated with each Mortgaged Property	Total Debt Original Balance
Total Debt associated with the Mortgage Loan and Total Debt associated with each Mortgaged Property	Total Debt Cut-off Date Balance
Total Debt associated with the Mortgage Loan	Total Debt Balloon Balance
Mortgage Loan	Trust Loan Monthly IO Payment
Mortgage Loan	Trust Loan Annual IO Debt Service
Mezzanine Loans	Mezzanine Debt Monthly IO Payment
Mezzanine Loans	Mezzanine Debt Annual IO Payment
Total Debt associated with the Mortgage Loan	Total Debt Monthly IO Payment
Total Debt associated with the Mortgage Loan	Total Debt Annual IO Debt Service
Mortgage Loan	Underwritten Trust Loan IO NOI DSCR
Mortgage Loan	Underwritten Trust Loan IO NCF DSCR
Mortgage Loan	Underwritten Trust Loan NOI Debt Yield
Mortgage Loan	Underwritten Trust Loan NCF Debt Yield
Mortgage Loan	Cut-off Date Trust LTV
Mortgage Loan	Maturity Date Trust LTV
Mortgage Loan and Mortgaged Properties	Trust Loan Per Licensed Bed
Total Debt associated with the Mortgage Loan	Underwritten Total Debt IO NOI DSCR
Total Debt associated with the Mortgage Loan	Underwritten Total Debt IO NCF DSCR
Total Debt associated with the Mortgage Loan	Underwritten Total Debt NOI Debt Yield
Total Debt associated with the Mortgage Loan	Underwritten Total Debt NCF Debt Yield
Total Debt associated with the Mortgage Loan	Cut-off Date Total Debt LTV
Total Debt associated with the Mortgage Loan	Maturity Date Total Debt LTV
Total Debt associated with the Mortgage Loan and Total Debt associated with each Mortgaged Property	Total Debt Per Licensed Bed
Mortgage Loan	Net Interest Rate

Exhibit 3 to Attachment A

Impacted Provided Characteristics

Related To	Characteristic Name

Mortgage Loan	Trust Loan Interest Rate
Mezzanine Loans	Mezzanine Debt Interest Rate (see Note 1)

Notes:

1.
The Depositor indicated that the Mezzanine Debt Interest Rate is the weighted average of the Mezzanine A Loan interest rate of 9.97000% and Mezzanine B Loan interest rate of 12.28300%, as described in Note 4 of Exhibit 2 to Attachment A in the Loan File to Data File Comparison AUP Report.

2.	We performed no procedures to determine the accuracy, completeness or reasonableness of the Impacted Provided Characteristics or information described in Note 1 above.